UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 17, 2009

INMEDICA DEVELOPMENT CORPORATION
(Exact name of registrant as specified in its charter)

Utah	0-12968	87-0397815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3104 E. Camelback Road, Suite 242
Phoenix, Arizona 85016
(Address of principal executive offices) (Zip Code)

(480) 991-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

On April 17, 2009, InMedica Development Corporation (the "Registrant") entered into a license agreement (the "License") with Wind Sail Receptor, Inc. of Boulder City, Nevada ("WSR"), pursuant to which Registrant was granted the exclusive license to sell WSR's wind sail receptor blades of 15 feet in length or less in the United States, Canada and the United Kingdom.  Under the License, Registrant must acquire 100 blades from WSR during the year after WSR is able to manufacture the receptors.  WSR is hopeful of commencing manufacture of the blades in 2009.  Registrant will market WSR's wind receptor blades through its new division called WindGen Energy.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

10.1	Exclusive License Agreement between InMedica Development Corporation and Wind Sail Receptor, Inc. dated April 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 23, 2009

INMEDICA DEVELOPMENT CORPORATION

By:	/s/ Ronald Conquest
Ronald Conquest
Chairman and Chief Executive Officer